STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement ("Agreement") executed this 24th day of August, 2006, is made and entered into by and between DOUGLAS P. GILLILAND (the "Purchaser") and HOME ENERGY SAVINGS CORP, a Nevada corporation, formerly known as Elite Flight Solutions, Inc. (the "Seller"). To the greatest extent permitted by applicable law, this Agreement shall be effective as of January 1, 2005 ("Effective Date").

                              W I T N E S S E T H:

                  WHEREAS, Seller holds certain rights, title and interest in 51 shares of capital stock (the "Shares") of American Air Network Alaska, Inc., a Nevada corporation ("AANA");

                  WHEREAS,   to  Seller's   knowledge,   no  share  certificates
representing the Shares were ever issued by AANA;

                  WHEREAS, the Purchaser desires to purchase from Seller all of Seller's right, title and interest in the Shares (the "Purchased Shares"); and

                  WHEREAS, the Seller is willing to sell the Purchased Shares to the Purchaser on the terms herein provided;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                  Section 1. Agreement to Sell. Subject to the terms and conditions hereof, the Seller agrees to sell and the Purchaser agrees to buy the Purchased Shares.

                  Section 2.  Closing.

                  (a) The closing of the transactions provided for herein (the "Closing") shall take place at the offices of the Seller immediately following the full execution of this Agreement (the "Closing Date").

                  (b) At the Closing or as soon as reasonably practicable thereafter, Seller shall execute and deliver to the Purchaser the Assignment attached hereto marked Exhibit A.

                  (c) At the Closing, Purchaser shall as the full purchase price for the Purchased Shares, (i) pay the Seller the cash sum of $25,000 ($10,000 of which has already been funded to Seller as a deposit), and (ii) execute and deliver to Seller the promissory note attached hereto marked Exhibit B, and
(iii) cause AANA to execute and deliver to the Seller the security agreement attached hereto marked Exhibit C.


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                  Section 3.  Representations  and Warranties of the Seller. The
Seller represents and warrants to the Purchaser that Seller has all power and authority necessary to execute and deliver this Agreement and perform its obligations hereunder; to the Seller's knowledge, the execution, delivery and performance of this Agreement by Seller will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchased Shares to be sold by it pursuant to the terms hereof, or constitute a default under, any agreement, will or instrument, or any order, rule or regulation of any court or governmental agency having jurisdiction over Seller or its property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement by Seller. Seller further represents that it has not sold, transferred, assigned or otherwise encumbered or hypothecated its rights in the Purchased Shares. Except for the foregoing, Seller makes no representations or warranties, express or implied, with respect to any matter related to the Purchased Shares and Seller is only selling to Purchaser whatever right, title and interest Seller has in the Purchased Shares.

                  Section 4.  Representations and Warranties of the Purchaser.

                  (a) The Purchaser represents and warrants to the Seller that the Purchaser has all power and authority necessary to execute and deliver this Agreement and perform his obligations hereunder; the execution, delivery and performance of this Agreement by the Purchaser will not constitute a default under any agreement or instrument, or any order, rule or regulation of any court or governmental agency having jurisdiction over the Purchaser or his property; no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement by the Purchaser.

                  (b) In entering into this Agreement and making the decision to acquire the Purchased Shares, the Purchaser has relied solely upon the representations of the Seller contained herein and information available to him from AANA.

                  (c) The Purchaser is familiar with the financial position of AANA.

                  (d) The Purchaser represents that the Purchased Shares are being purchased for his own account, for investment purposes only, and not for the account of any other person and not with a view to distribution, assignment or resale to others, in whole or in part, and acknowledges that the sale of the Purchased Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act"). The Purchaser agrees that he will not sell, hypothecate or otherwise transfer any of the Purchased Shares unless they are registered under the Act and applicable state securities laws, or an available exemption from such registration requirements exists, and Purchaser represents that he is able to bear the substantial economic risks of an investment in the Purchased Shares for an indefinite period of time and can bear a complete loss of the investment.

                  (e) The Purchaser has received such documents and information as he has requested from AANA and has had an opportunity to ask questions of and receive satisfactory answers from AANA or any of its authorized representatives, concerning an investment in the Purchased Shares, and all such questions have been answered to the Purchaser's full satisfaction.

                  (e) The Purchaser has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Purchased Shares and of protecting his own interests in the transaction.


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                  Section 5. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given if sent by registered or certified mail, first class postage prepaid, return receipt requested, to the address of such parties set forth on the signature page of this Agreement or such other future address as may be specified by any party by notice to the other party. Such communications may also be given by personal delivery, by facsimile or by regular mail, but shall be effective only if and when actually received.

                  Section 6. Amendment. This Agreement may not be modified, amended, altered or supplemented except upon execution and delivery of a written agreement executed by the parties hereto.

                  Section 7. Survival of Representations and Warranties. The Purchaser and the Seller agree that their respective representations and warranties contained in this Agreement shall survive the Closing Date and any investigation made by the parties with respect thereto.

                  Section 8.  Indemnification.
                              ---------------

                  (a) Seller's Indemnity. Seller agrees to indemnify, defend and hold Purchaser forever harmless from and against any and all liability, demands, claims, actions, or causes of action, assessments, losses, costs, damages or expenses, whether asserted or unasserted, direct or indirect, existing or inchoate, known or unknown, having arisen or to arise in the future, including reasonable attorney's fees and court costs, sustained or incurred by Purchaser resulting from or relating to any breach of the representations, warranties or covenants of Seller contained herein.

                  (b) Purchaser's Indemnity. Purchaser agrees to indemnify, defend and hold Seller forever harmless from and against any and all liability, demands, claims, actions, or causes of action, assessments, losses, costs, damages or expenses (individually and collectively referred to as "Loss"), whether asserted or unasserted, direct or indirect, existing or inchoate, known or unknown, having arisen or to arise in the future, including reasonable attorney's fees and court costs, sustained or incurred by Seller resulting from or relating to the Purchased Shares or otherwise in any way related to AANA that arose (i) after the date of execution of this Agreement (the "Execution Date"), or (ii) during the period from and including the Effective Date through the Execution Date, provided that any Loss accruing during such period only became known to Seller following the Execution Date.


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                  Section 9.  Miscellaneous.

                  (a) This Agreement shall be governed and construed in accordance with the laws of the State of Nevada. The provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors, heirs, personal representatives and assigns.

                  (b) This Agreement may not be assigned without the prior written consent of the partieshereto.

                  (c) This Agreement and any additional documents referenced herein merge all prior negotiations and agreements between the parties relating to the subject matter hereof and constitute the entire agreement between the parties relating to such subject matter. No prior or contemporaneous agreements, except as specified herein, written or oral, relating to such subject matter shall be binding.

                  (d) Each party shall bear their own cost and expenses (including attorneys' fees) incurred in connection with this Agreement and the consummation of the transactions described herein.


                          Remainder of Page Left Blank
                             Signature Page Follows


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         IN WITNESS  WHEREOF,  the  Purchaser  and the Seller have executed this
Agreement as of the date and year first above written.


SELLER:

Address:                                    HOME ENERGY SAVINGS CORP


133 Salem Avenue, Suite 300                 By:    /s/ Bruce Edwards
Roanoke, Virginia 24011                        ---------------------------------
Attn: Bruce Edwards                         Name:  Bruce Edwards
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------


PURCHASER:

Address:

519 Ivanhow Place                             /s/ Douglas P. Gilliland
Webstergrove, MO 63119                      ------------------------------------
                                            DOUGLAS P. GILLILAND


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                                    EXHIBIT A
                                   ASSIGNMENT

                                    EXHIBIT B
                                 PROMISSORY NOTE

                                    EXHIBIT C
                               SECURITY AGREEMENT